UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2007

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-32085	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart Plaza, Suite 2024, Chicago, Illinois 60654

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 358-6869

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously reported in the original Current Report on Form 8-K filed January 7, 2008, on December 31, 2007, Allscripts Healthcare Solutions, Inc. (“Allscripts”) acquired Extended Care Information Network, Inc., a Delaware corporation (“ECIN”), through a newly-created, wholly-owned subsidiary formed as a Delaware corporation (“Purchaser”), in a two-step transaction (the “Acquisition”) for aggregate consideration of $93.5 million in cash (which includes repayment of indebtedness and transaction expenses), subject to determining the final level of ECIN’s positive working capital (including cash) at closing. Immediately after closing the transactions contemplated by the stock purchase agreement, which was entered into in connection with the Acquisition, the Purchaser filed a certificate of ownership and merger (the “Certificate of Merger”) in the State of Delaware pursuant to Section 253 of the General Corporation Law of the State of Delaware, merging Purchaser with and into ECIN, with ECIN surviving the merger (the “Merger”). Upon the filing of the Certificate of Merger, Allscripts became the sole stockholder of ECIN. ECIN is a provider of hospital care management and discharge planning software. The purchase price was funded by $50 million of borrowings under a new $60 million revolving credit facility, cash acquired, and cash on hand.

Filed as exhibits hereto are certain historical financial statements of ECIN and unaudited pro forma condensed combined financial statements giving effect to the Acquisition, related financing and the other transactions described in the accompanying notes.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of business acquired

The unaudited condensed consolidated financial statements of ECIN as of September 30, 2007 and for the nine-months ended September 30, 2007 and 2006 and the audited consolidated financial statements as of December 31, 2006 and for the year ended December 31, 2006 are filed as Exhibit 99.1.

(b)	Pro forma financial information

The unaudited pro forma condensed combined financial information giving effect to the Acquisition, related financing and the other transactions described in the related notes as of September 30, 2007 and for the nine months ended September 30, 2007 and for the year ended December 31, 2006 is filed as Exhibit 99.2.

(d)	Exhibits.

The following exhibits are filed with this Report:

Exhibit 23.1	Consent of Grant Thornton LLP

Exhibit 99.1	ECIN’s historical unaudited condensed consolidated financial statements as of September 30, 2007 and for the nine months ended September 30, 2007 and 2006 and audited consolidated financial statements as of December 31, 2006 and for the year ended December 31, 2006.

Exhibit 99.2	Unaudited pro forma condensed combined financial statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

Date: February 28, 2008	By:	/s/ William J. Davis
William J. Davis
Chief Financial Officer

EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit No.
Exhibit 23.1	Consent of Grant Thornton LLP

Exhibit 99.1	ECIN’s historical unaudited condensed consolidated financial statements as of September 30, 2007 and for the nine months ended September 30, 2007 and 2006 and audited consolidated financial statements as of December 31, 2006 and for the year ended December 31, 2006.

Exhibit 99.2	Unaudited pro forma condensed combined financial statements.